DELAWARE GROUP® FOUNDATION® FUNDS

Delaware Aggressive Allocation Portfolio
Delaware Moderate Allocation Portfolio
Delaware Conservative Allocation Portfolio
(the "Funds")

Supplement to the Funds' Prospectuses
dated January 23, 2009

On August 19, 2009, the Board of Trustees of Delaware Group Foundation Funds approved changing the names of the Funds as set forth below.

Current Names	New Names
Delaware Aggressive Allocation Portfolio Delaware Moderate Allocation Portfolio Delaware Conservative Allocation Portfolio	Delaware Foundation® Growth Allocation Fund Delaware Foundation® Moderate Allocation Fund Delaware Foundation® Conservative Allocation Fund

The name changes do not accompany any modifications to the current investment strategy or management style of the Funds.

All references in the Funds' prospectuses to "Delaware Aggressive Allocation Portfolio" are hereby replaced with "Delaware Foundation® Growth Allocation Fund." All references to "Delaware Moderate Allocation Portfolio" are hereby replaced with "Delaware Foundation® Moderate Allocation Fund." All references to "Delaware Conservative Allocation Portfolio" are hereby replaced with "Delaware Foundation® Conservative Allocation Fund."

The changes will be effective 60 days from the date of this supplement.

Please keep this supplement for future reference.

This Supplement is dated August 21, 2009.